UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2005

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Indenture

On February 8, 2005, Del Monte Foods Company (the “Company”), its wholly owned subsidiary Del Monte Corporation (“DMC”), and certain subsidiaries of DMC (the “Subsidiary Guarantors” and, together with the Company, the “Guarantors”) entered into an indenture (the “Indenture”) with Deutsche Bank Trust Company Americas, as trustee, relating to the issuance by DMC of $250,000,000 aggregate principal amount of 6 3/4% senior subordinated notes due 2015 (the “New Notes”). The New Notes were sold in a private placement transaction, have not been registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The terms of the New Notes are governed by the Indenture. The New Notes bear an interest rate of 6 3/4% per annum, payable semi-annually on February 15 and August 15 of each year, beginning on August 15, 2005. The New Notes mature on February 15, 2015. The New Notes are general unsecured senior subordinated obligations of DMC and are guaranteed on an unsecured senior subordinated basis by the Subsidiary Guarantors and on an unsecured subordinated basis by the Company.

DMC may redeem the New Notes in whole or in part at any time on or after February 15, 2010, at redemption prices of 103.375%, 102.250% and 101.125% of the principal amount thereof if the redemption occurs during the 12-month periods beginning on February 15 of the years 2010, 2011 and 2012, respectively, and at a redemption price of 100% of the principal amount thereof on and after February 15, 2013, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, on or prior to February 15, 2008, with the net cash proceeds from certain equity offerings, DMC may redeem up to 35% in aggregate principal amount of the New Notes at a redemption price of 106.750% of the principal amount of the New Notes to be redeemed, plus accrued and unpaid interest to the redemption date.

At any time on or prior to February 15, 2010, upon a change of control (as defined in the Indenture), DMC may redeem the New Notes at a redemption price equal to 100% of the principal amount thereof, plus an applicable premium calculated as set forth in the Indenture, together with accrued and unpaid interest, if any, to the date of redemption. Upon the occurrence of a change of control triggering event, defined in the Indenture as both a change of control and a ratings decline, if DMC has not redeemed the New Notes pursuant to its option described above, each holder of New Notes will have the right to require DMC to make an offer to repurchase the New Notes at a redemption price of 101% of the principal amount thereof, plus any accrued and unpaid interest to the repurchase date.

The Indenture contains customary covenants that limit the ability of DMC and its restricted subsidiaries (as defined in the Indenture), among other things, to:

•	incur additional indebtedness;

•	pay dividends or make certain other restricted payments;

•	consummate certain asset sales;

•	enter into certain transactions with affiliates;

•	incur indebtedness that is subordinate in right of payment to any senior debt and senior in right of payment to the New Notes;

•	incur liens;

•	impose restrictions on the ability of a subsidiary to pay dividends or make certain payments to DMC and its subsidiaries; or

•	merge or consolidate with any other person.

Certain of these covenants will be suspended at any time that the New Notes are rated “investment grade,” as defined in the Indenture, if at such time no default or event of default has occurred and is continuing.

The Indenture also restricts the ability of the Company to enter into any consolidation, merger or sale of substantially all of its assets.

The Indenture contains customary events of default, including:

•	failure to make required payments;

•	failure to comply with certain agreements or covenants;

•	failure to pay, or acceleration of, certain other material indebtedness (which currently includes indebtedness under the Credit Agreement);

•	certain events of bankruptcy and insolvency; and

•	failure to pay certain judgments.

An event of default under the Indenture will allow either the trustee or the holders of at least 25% in principal amount of the then-outstanding New Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the New Notes.

DMC used the $245,000,000 of proceeds from the sale of the New Notes and borrowings under the revolving credit facility described under “Credit Agreement; Security Agreement; Guaranty” below” to fund the payment of consideration and certain costs relating to DMC’s cash tender offer and consent solicitation with respect to its outstanding 9 1/4% senior subordinated notes due 2011 (the “Old Notes”) and to repay amounts outstanding under its Prior Credit Facility (as defined below). This cash tender offer and consent solicitation with respect to the Old Notes expired at 12:00 midnight, New York City time, on Monday, February 7, 2005 (the “Expiration Time”). As of the Expiration Time, $297,463,000 aggregate principal amount of Old Notes had been validly tendered and not withdrawn, which represented approximately 99.15% of the outstanding aggregate principal amount of the Old Notes.

The foregoing description of the New Notes and the Indenture is qualified in its entirety by reference to the Indenture (including the form of New Notes attached thereto), copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Report.

Registration Rights Agreement

In connection with the issuance of the New Notes, DMC, the Guarantors and the placement agents for the New Notes entered into a registration rights agreement dated February 8, 2005 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, DMC and the Guarantors agree, among other things, to use their commercially reasonable efforts to file and cause to become effective an exchange offer registration statement with the Securities and Exchange Commission (“SEC”) with respect to a registered offer (the “Exchange Offer”) to exchange the New Notes for notes of DMC substantially identical in all material respects to the New Notes. Under certain circumstances, in lieu of a registered exchange offer, DMC and the Guarantors have agreed to file a shelf registration statement with the SEC with respect to the resale of the New Notes. In the event that the Exchange Offer is not consummated on or prior to February 8, 2006, the annual interest rate borne by the New Notes will be increased by 0.5% until the Exchange Offer is completed or the shelf registration statement is declared effective.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.3 to this Report.

Credit Agreement; Security Agreement; Guaranty

On February 8, 2005, DMC, as borrower, and the Company, as guarantor, entered into a new credit agreement (the “Credit Agreement”), among DMC, the Company and certain lenders. The Credit Agreement consists of a revolving credit facility of $350,000,000 with a term of six years, a term loan A of $450,000,000 with a term of six years, and a term loan B of $150,000,000 with a term of seven years. The Credit Agreement also provides that, under certain circumstances, DMC may increase the aggregate principal amount of term loans by up to $500,000,000.

The Credit Agreement and related loan documents replace DMC’s prior Credit Agreement dated as of December 20, 2002 and related loan documents, in each case as amended from time to time (collectively, the “Prior Credit Facility”). All commitments under the Prior Credit Facility were terminated and all borrowings thereunder were repaid, effective February 8, 2005. The remaining obligations of DMC, the Company and the guarantors party to the Prior Credit Facility thereunder are limited to certain remaining contingent indemnification obligations under such facility.

On February 8, 2005, DMC borrowed $91,400,000 under the revolving credit facility under the Credit Agreement. In addition, approximately $55,000,000 in existing standby letters of credit under the Prior Credit Facility were deemed issued under the new Credit Agreement, and accordingly, the total availability under the new revolving credit facility immediately after the consummation of the new Credit Agreement was approximately $203,600,000.

As described under “Indenture” above, DMC used such initial borrowings under the revolving credit facility, and the proceeds from the sale of the New Notes and available cash to fund the payment of consideration and certain costs relating to DMC’s cash tender offer and consent solicitation with respect to its outstanding Old Notes and to repay amounts outstanding under its Prior Credit Facility. The revolving credit facility will be used by DMC, among other things, to fund its seasonal working capital needs and for other general corporate purposes. To maintain availability of funds under the revolving credit facility, DMC will pay a 0.375% commitment fee on the unused portion of the revolving credit facility. DMC’s ability to borrow additional monies in the future under the revolving credit facility is subject to certain conditions, including compliance with certain covenants and making certain representations and warranties.

The initial interest rates per annum applicable to amounts outstanding under term loan A and the revolving credit facility are, at DMC’s option, either (a) the alternate base rate as defined in the Credit Agreement (the “Base Rate”) plus 0.50% per annum, or (b) the Eurodollar Rate as defined in the Credit Agreement (the “Eurodollar Rate”) plus 1.50% per annum. The interest rates applicable to amounts outstanding under term loan B are, at DMC’s option, either (a) the Base Rate plus 0.50% per annum or (b) the Eurodollar Rate plus 1.50% per annum. From and after the six-month anniversary of the Credit Agreement, the margins over the Base Rate and Eurodollar Rate applicable to term loan A and loans outstanding under the revolving credit facility may be adjusted periodically based on the total debt ratio of the Company, as calculated pursuant to the Credit Agreement; provided, that the maximum applicable margins are as set forth above. Interest payments under the New Credit Agreement are due on the interest payment dates specified in the Credit Agreement. On February 8, 2005, the interest rates applicable to the term loan A and the revolving credit facility were 4.27% and 6.00%, respectively, and the interest rate applicable to the term loan B was 4.27%.

The term loans require amortization in the form of quarterly scheduled principal payments in the annual percentages of principal outstanding set forth below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
$450 million term loan A	0%	2.5%	5%	7.5%	10%	75%	n/a

$150 million term loan B	1%	1%	1%	1%	1%	1%	94%

DMC is required to prepay the outstanding amounts of the term loans and (after the term loans have been prepaid in full) the revolving credit facility from asset sales and issuances of debt, subject to certain exceptions specified in the Credit Agreement. Amounts outstanding under the Credit Agreement may be prepaid at the option of DMC without premium or penalty.

The Company (pursuant to the Credit Agreement) and the initial Subsidiary Guarantors (pursuant to a separate guaranty (the “Guaranty”) have guaranteed the obligations of DMC under the Credit Agreement. Any future material domestic subsidiaries of DMC also are required to guarantee the obligations of DMC under the Credit Agreement. DMC’s obligations under the Credit Agreement are secured by a lien on substantially all of its assets pursuant to a security agreement (the “Security Agreement”). In addition, pursuant to the Security Agreement, the Company’s obligations under its guaranty are secured by a pledge of the stock of DMC and the obligations of each subsidiary guarantor (including the initial Subsidiary Guarantors) are secured by a lien on substantially all of such subsidiary guarantor’s assets. The subsidiary guarantees and the collateral under the Security Agreement are subject to release upon fulfillment of certain conditions specified in the Credit Agreement, Guaranty and Security Agreement.

The Credit Agreement and related loan documents contain covenants that limit the ability of DMC and its subsidiaries, among other things, to:

•	incur or guarantee indebtedness;

•	pay dividends or repurchase stock;

•	enter into transactions with affiliates;

•	consummate asset sales, acquisitions or mergers;

•	prepay certain other indebtedness; or

•	make investments.

Certain of these covenants are also applicable to the Company. The Credit Agreement also requires compliance with certain financial covenants, including a maximum total debt ratio and a minimum fixed charge coverage ratio, in each case calculated as set forth in the Credit Agreement.

The Credit Agreement contains customary events of default, including:

•	failure to make required payments;

•	failure to comply with certain agreements or covenants;

•	failure to pay, or acceleration of, certain other indebtedness;

•	certain events of bankruptcy and insolvency; and

•	failure to pay certain judgments.

The foregoing descriptions of the Credit Agreement, the Security Agreement and the Guaranty are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Report.

Item 1.02 Termination of a Material Definitive Agreement

The information included in Item 1.01 of this Report with respect to the Prior Credit Facility is incorporated by reference into this Item 1.02.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Section 3 – Securities and Trading Market Item 3.03. Material Modifications to Rights of Security Holders

The Credit Agreement may directly or indirectly limit the Company’s ability to pay dividends. Accordingly, the information included in Item 1.01 of this Report under the heading “Indenture” is incorporated by reference into this Item 3.03.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit	Description

4.1	Indenture, dated as of February 8, 2005, among Del Monte Corporation, Del Monte Foods Company, Mike Mac IHC, Inc., Star-Kist Samoa, Inc., Marine Trading Pacific, Inc., Star-Kist Mauritius, Inc. and Deutsche Bank Trust Company Americas, as trustee

4.2	Form of 6 3/4% Senior Subordinated Note due 2015

4.3	Registration Rights Agreement, dated as of February 8, 2005, among Del Monte Corporation, Del Monte Foods Company, Mike Mac IHC, Inc., Star-Kist Samoa, Inc., Marine Trading Pacific, Inc., Star-Kist Mauritius, Inc., and Morgan Stanley & Co. Incorporated, Banc of Americas Securities LLC, Lehman Brothers Inc. and J.P. Morgan Securities Inc.

10.1	Credit Agreement, dated as of February 8, 2005, among Del Monte Corporation, as borrower, Del Monte Foods Company, as guarantor, certain lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, Banc of America Securities LLC, Morgan Stanley Senior Funding Inc. and JPMorgan Securities, Inc. as Joint Lead Arrangers and Joint Book Managers and Bank of America, N.A., as Administrative Agent

10.2	Security Agreement, dated as of February 8, 2005, among, Del Monte Corporation, Del Monte Foods Company, Mike Mac IHC, Inc., Star-Kist Samoa, Inc., Marine Trading Pacific, Inc., Star-Kist Mauritius, Inc. and Bank of America, N.A., as Administrative Agent

10.3	Subsidiary Guaranty, dated as of February 8, 2005, by Mike Mac IHC, Inc., Star-Kist Samoa, Inc., Marine Trading Pacific, Inc. and Star-Kist Mauritius, Inc. in favor of the Secured Parties named therein

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company
Date: February 10, 2005	By:	/s/ James Potter
		Name:	James Potter
		Title:	Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Indenture, dated as of February 8, 2005, among Del Monte Corporation, Del Monte Foods Company, Mike Mac IHC, Inc., Star-Kist Samoa, Inc., Marine Trading Pacific, Inc., Star-Kist Mauritius, Inc. and Deutsche Bank Trust Company Americas, as trustee

4.2	Form of 6 3/4% Senior Subordinated Note due 2015

4.3	Registration Rights Agreement, dated as of February 8, 2005, among Del Monte Corporation, Del Monte Foods Company, Mike Mac IHC, Inc., Star-Kist Samoa, Inc., Marine Trading Pacific, Inc., Star-Kist Mauritius, Inc., and Morgan Stanley & Co. Incorporated, Banc of Americas Securities LLC, Lehman Brothers Inc. and J.P. Morgan Securities Inc.

10.1	Credit Agreement, dated as of February 8, 2005, among Del Monte Corporation, as borrower, Del Monte Foods Company, as guarantor, certain lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, Banc of America Securities LLC, Morgan Stanley Senior Funding Inc. and JPMorgan Securities, Inc. as Joint Lead Arrangers and Joint Book Managers and Bank of America, N.A., as Administrative Agent

10.2	Security Agreement, dated as of February 8, 2005, among Del Monte Corporation, Del Monte Foods Company, Mike Mac IHC, Inc., Star-Kist Samoa, Inc., Marine Trading Pacific, Inc., Star-Kist Mauritius, Inc. and Bank of America, N.A., as Administrative Agent

10.3	Subsidiary Guaranty, dated as of February 8, 2005, by Mike Mac IHC, Inc., Star-Kist Samoa, Inc., Marine Trading Pacific, Inc. and Star-Kist Mauritius, Inc. in favor of the Secured Parties named therein